AMENDMENT NUMBER TWO

to the

POOLING AND SERVICING AGREEMENT

dated as of September 1, 2004

HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST,

HOME EQUITY MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-B

This AMENDMENT NUMBER TWO (this “Amendment”) is made and is effective as of this 16th day of August, 2005, among INDYMAC ABS, INC. (the “Depositor”), INDYMAC BANK, F.S.B. (the “Seller” and the “Master Servicer”, as applicable) and DEUTSCHE BANK NATIONAL TRUST COMPANY (the “Trustee”), to the Pooling and Servicing Agreement relating to the above-captioned Asset Backed Certificates, dated as of September 1, 2004 (the “Pooling and Servicing Agreement”), among the Depositor, the Seller, the Master Servicer and the Trustee.

RECITALS

WHEREAS, the parties hereto are entering into this Amendment pursuant to the first paragraph of Section 10.01 of the Pooling and Servicing Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.   Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

SECTION 2.   Amendment. The parties hereto agree to amend the Pooling and Servicing Agreement as provided herein:

(a) Schedule III to the Pooling and Servicing Agreement is hereby amended by adding the following ten representations and warranties:

(34)        Each Group I Mortgage Loan is in compliance with the anti predatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide.

(35)        No Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”).

(36)        No Group I Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven (7) years.

(37)        No Mortgagor with respect to a Group I Mortgage Loan was encouraged or required to select a credit product offered by such Group I Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of such Group I Mortgage Loan's origination, such Mortgagor did not qualify (taking into account credit history and debt to income ratios) for a lower cost credit product then offered by such Group I Mortgage Loan's originator or any affiliate of such Group I Mortgage Loan's originator. If, at the time of loan application, a Mortgagor with respect to a Group I Mortgage Loan may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of such Group I Mortgage Loan's originator, such Group I Mortgage Loan's originator referred such Mortgagor's application to such affiliate for underwriting consideration.

(38)        The methodology used in underwriting the extension of credit for each Group I Mortgage Loan employs objective mathematical principles which relate the related Mortgagor's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of such Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval), a Mortgagor with respect to a Group I Mortgage Loan had a reasonable ability to make timely payments on such Group I Mortgage Loan.

(39)        With respect to any Group I Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to such Group I Mortgage Loan’s origination, the related Mortgagor agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction; (ii) prior to such Group I Mortgage Loan’s origination, the related Mortgagor was offered the option of obtaining a mortgage loan that did not require payment of such a premium; (iii) the prepayment premium is disclosed to the related Mortgagor in the loan documents pursuant to applicable state and federal law; (iv) for Group I Mortgage Loans originated on or after September 1, 2004, the duration of the prepayment period shall not exceed three (3) years from the date of the applicable Mortgage Note, unless any such Group I Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the related Mortgage Note and the related Mortgagor was notified in writing of such reduction in prepayment period; and (v) notwithstanding any state or federal law to the contrary, the Master Servicer shall not impose such prepayment premium in any instance of acceleration under a Mortgage or Mortgage Note as the result of the related Mortgagor’s default in making any applicable Mortgage Loan Payments.

(40)        No Mortgagor with respect to a Group I Mortgage Loan was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the related extension of credit. No Mortgagor with respect to a Group I Mortgage Loan obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) in connection with the origination of such Group I Mortgage Loan. No proceeds from any Group I Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Group I Mortgage Loan.

(41)        All points and fees related to each Group I Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal law and regulations. Except in the case of a Group I Mortgage Loan in an original principal amount of less than $60,000 (which would have resulted in an unprofitable origination), no Mortgagor with respect to a Group I Mortgage Loan was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such loan. Such 5% limitation is calculated in accordance with Fannie Mae's anti predatory lending requirements as set forth in the Fannie Mae Selling Guide.

(42)        All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Group I Mortgage Loan has been disclosed in writing to the related Mortgagor in accordance with applicable state and federal law and regulation.

(43)        The Master Servicer will transmit full file credit reporting data for each Group I Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Group I Mortgage Loan, the Master Servicer agrees that it shall report one of the following statuses each month as follows: new origination, current, delinquent (30, 60, 90 days, etc.), foreclosed, or charged off.

SECTION 3.     Limited Effect. Except as expressly amended and modified by this Amendment, the Pooling and Servicing Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Pooling and Servicing Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Pooling and Servicing Agreement, any reference in any of such items to the Pooling and Servicing Agreement being sufficient to refer to the Pooling and Servicing Agreement as amended hereby.

SECTION 4.     Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of laws principles thereof.

SECTION 5.    Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 6.    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment for any reason whatsoever shall be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

SECTION 7.     Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

SECTION 8.   Section Headings. The section headings used in this Amendment are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

INDYMAC ABS, INC.,

as Depositor

By:    /s/ Isaac Carrillo

Name: Isaac Carrillo

Title: Vice President

INDYMAC BANK, F.S.B.

as Master Servicer and Seller

By:    /s/ Isaac Carrillo

Name: Isaac Carrillo

Title: Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY

not in its individual capacity but solely as Trustee

By:    /s/ Brent Hoyler

Name: Brent Hoyler

Title: Associate

By:      /s/ Marion Hogan

Name: Marion Hogan

Title: Associate